UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 8, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone
number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

In connection with the planned separation of Ironwood Pharmaceuticals, Inc. (“Ironwood”) and Cyclerion Therapeutics, Inc. (“Cyclerion”) into two independent, publicly traded companies, the Ironwood board of directors has set March 19, 2019 as the record date for the dividend of shares of common stock of Cyclerion to be distributed to Ironwood stockholders in order to effect the separation. Each Ironwood stockholder of record as of the close of business on March 19, 2019 will receive, on the distribution date, one share of Cyclerion common stock for every 10 shares of Ironwood common stock held. The share dividend is expected to be distributed to Ironwood stockholders on April 1, 2019. Following the separation, such Ironwood stockholders will also receive cash in lieu of any fractional shares of Cyclerion common stock that those holders would have received after application of the above ratio.

Distribution of the Cyclerion share dividend is subject to the Securities and Exchange Commission (the “SEC”) having declared effective Cyclerion’s Registration Statement on Form 10 (the “Form 10”) and completion of the listing process for Cyclerion to trade on the Nasdaq Global Market. The completion of the separation is also subject to other conditions described in the Form 10, including those conditions set forth in the Separation Agreement to be entered into between Ironwood and Cyclerion, the form of which is filed as an exhibit to the Form 10.

No action is required by Ironwood stockholders in order to receive the shares of Cyclerion common stock in the dividend distribution. Following the effectiveness of the Form 10, Ironwood plans to provide further information regarding the expected commencement of the “when-issued” trading for Cyclerion common stock and “ex-distribution” trading for Ironwood common stock.  A description of these expected trading markets is included in the Form 10. After the separation, Cyclerion common stock is expected to trade on the Nasdaq Global Market under the stock ticker symbol CYCN and Ironwood will continue to trade on Nasdaq Global Market under the stock ticker symbol “IRWD.”

This Current Report on Form 8-K contains forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the completion, structure, timing and terms of the planned separation, the distribution and markets for Ironwood and Cyclerion stock.  Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that Ironwood may not complete the separation on the terms or timing currently contemplated, if at all; and the risks listed under the heading “Risk Factors” and elsewhere in Ironwood’s Annual Report on Form 10-K filed with the SEC on February 25, 2019, and in Ironwood’s subsequent SEC filings, including SEC filings related to the planned separation, and in the Form 10. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and Ironwood undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: March 8, 2019	By:	/s/ Gina Consylman
		Name:	Gina Consylman
		Title:	Senior Vice President, Chief Financial Officer